Securian Funds Trust

(the “Trust”)

SFT Wellington Core Equity Fund

(the “Fund”)

Supplement dated June 28, 2024, to the Prospectus of the Trust, dated May 1, 2024, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated May 1, 2024, as supplemented to date (the “SAI”).

Mammen Chally, CFA, has announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company effective as of June 30, 2024 (the “Effective Date”). Mr. Chally’s portfolio management responsibilities will transition to the Fund’s remaining portfolio managers, Douglas W. McLane, CFA, and David A. Siegle, CFA.

Accordingly, as of the Effective Date, Mr. Chally will no longer serve as a portfolio manager of the Fund and all references to Mr. Chally as a portfolio manager of the Fund are removed from the Prospectus and SAI.

Please retain this supplement for future reference.

F106722 06-2024